SCHEDULE 14C INFORMATION

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GuideStone Funds
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GUIDESTONE FUNDS

Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

October 31, 2007

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series of GuideStone Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”) has approved (1) the appointment of a new sub-adviser, SSgA Funds Management, Inc., to manage a portion of the International Equity Fund’s portfolio; (2) a new sub-advisory agreement for Marsico Capital Management, LLC, a sub-adviser to the Growth Equity Fund, in connection with a change in control; and (3) the election of a trustee to the Trust’s Board of Trustees.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones
President

GUIDESTONE FUNDS

Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

October 31, 2007

This document is an Information Statement for shareholders of Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, and MyDestination 2045 Fund (collectively, the “Funds”), each a series of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Investment Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is PFPC Distributors, Inc. (“Underwriter”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Funds and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about October 31, 2007 to the shareholders of record of each Fund as of September 28, 2007 (the “Record Date”).

As further described in the Funds’ prospectus, the assets of each Fund are or may be allocated among multiple sub-advisers. On December 17, 2002, the Trust and the Investment Adviser received an exemptive order from the U.S. Securities and Exchange Commission to permit the Investment Adviser and the Trust’s Board of Trustees to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Investment Adviser is able, subject to the approval of the Trust’s Board of Trustees (the “Board”), to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

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International Equity Fund. On July 27, 2007, SSgA Funds Management, Inc. (“SSgA FM”) was appointed as a sub-adviser to manage a portion of the assets of the International Equity Fund. SSgA FM replaced The Boston Company Asset Management, LLC (“Boston Company”), which had served as one of the International Equity Fund’s sub-advisers.

Growth Equity Fund. Due to a corporate acquisition that will result in a change of control of Marsico Capital Management, LLC, a sub-adviser to the Growth Equity Fund, the sub-advisory agreement with the former Marsico Capital Management, LLC will be terminated. The Board has approved a new sub-advisory agreement that will be dated as of the closing of the transaction that will effect the change of control (the “Acquisition”), which is expected during the fourth quarter of 2007, among the Trust, the Investment Adviser and the newly-owned Marsico Capital Management, LLC entity that will exist after the Acquisition (“Marsico”). Marsico is the new entity resulting from the buying back of ownership of Marsico Capital Management, LLC from Bank of America Corporation (“BofA”). Marsico will operate as an independent investment management firm. The terms of the new sub-advisory agreement with Marsico will be substantially identical to the previous sub-advisory agreement, and the advisory fees payable to the Fund will not change.

All Funds. Effective August 2, 2007, the Board and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as the majority shareholder of each Fund, approved the election of Julie Fry to serve as a Trustee on the Trust’s Board of Trustees.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent semi-annual or annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStoneFunds.org.

As of the Record Date, the following are the shares that were issued and outstanding:

Fund	GS2 Class	GS4 Class	GS6 Class
Flexible Income Fund	N/A	22,054,085.364	1,465,295.257
Growth and Income Fund	N/A	86,347,630.038	2,090,694.927
Capital Opportunities Fund	N/A	63,990,019.323	1,230,055.686
Global Equity Fund	N/A	54,574,979.728	1,567,990.277
Money Market Fund	112,162,341.830	1,035,230,584.010	5,539,477.080
Low-Duration Bond Fund	14,726,796.846	50,935,690.057	605,775.509
Medium-Duration Bond Fund	17,004,396.867	78,984,918.243	1,683,877.147
Extended-Duration Bond Fund	8,673,971.476	32,655,598.550	2,085,194.160
Global Bond Fund	N/A	12,122,242.737	N/A
Equity Index Fund	7,190,210.978	21,725,046.683	1,114,066.734
Real Estate Securities Fund	N/A	9,039,824.549	N/A
Value Equity Fund	20,967,644.169	75,737,518.267	1,783,651.894
Growth Equity Fund	18,793,208.070	74,135,837.229	1,086,143.075

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Fund	GS2 Class	GS4 Class	GS6 Class
Small Cap Equity Fund	6,546,356.303	29,566,964.123	1,610,105.895
International Equity Fund	15,474,690.318	65,230,167.358	1,569,239.531
Flexible Income Fund I	6,377,365.812	N/A	N/A
Growth and Income Fund I	28,891,088.115	N/A	N/A
Capital Opportunities Fund I	17,938,273.725	N/A	N/A
Global Equity Fund I	12,702,600.735	N/A	N/A
MyDestination 2005 Fund	N/A	4,810,168.822	122,052.639
My Destination 2015 Fund	N/A	13,567,102.165	129,029.934
My Destination 2025 Fund	N/A	8,265,544.549	160,631.335
My Destination 2035 Fund	N/A	2,662,563.389	119,168.214
My Destination 2045 Fund	N/A	840,944.509	114,719.235

Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date. The executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date, to the knowledge of the Investment Adviser.

I. International Equity Fund: Appointment of SSgA Funds Management, Inc. as Sub-Adviser

Appointment. At a regular meeting of the Board held on July 26-27, 2007, the Board, and separately, the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) unanimously approved the Investment Adviser’s proposal to engage SSgA FM to provide sub-advisory services with respect to a portion of the International Equity Fund commencing on or about September 13, 2007. SSgA FM has replaced Boston Company, which had served as one of the Fund’s sub-advisers. SSgA FM joins AllianceBernstein L.P., Capital Guardian Trust Company, Genesis Asset Managers, LLP, Mondrian Investment Partners Ltd., Philadelphia International Advisors, L.P., and Walter Scott & Partners Limited, the current sub-advisers of the Fund, which continue to provide sub-advisory services with respect to portions of the Fund.

The Investment Adviser carefully monitors the performance of the Fund’s sub-advisers and their adherence to the Fund’s investment objectives. On August 6, 2007, the Investment Adviser learned that Boston Company’s portfolio management team responsible for the global equity and international core strategies resigned and immediately joined another firm. The Investment Adviser’s recommendation to hire Boston Company in February 2007 was due to its position as a relative growth manager, and although Boston Company brought in senior officers to manage the investment strategy in the interim and to supervise the hiring of a new portfolio management team, there was no indication of how long the hiring process to replace the global equity and international core teams would take. The Investment Adviser believes that the intellectual capital that founded the strategy rests primarily with the previous team. The Investment Adviser further believes that the Fund’s other sub-advisers are poised to provide relative growth exposure that had been provided by Boston Company and that the addition of SSgA FM would enhance and solidify the core exposure within the Fund and generate excess returns in both growth and value driven international equity markets.

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In making its determination to hire SSgA FM, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the favorable past performance records of similar accounts managed by personnel of SSgA FM who would be managing the Fund, fees charged to comparable clients, and information regarding SSgA FM’s ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board also reviewed presentations by the Investment Adviser regarding the comprehensive screening process it used to recommend SSgA FM. The Board received and considered information about the potential of SSgA FM to contribute economies of scale as the Fund grows in size. The fee schedule for SSgA FM incorporates fee breakpoints which will benefit the Fund as the assets grow in market value. Because the engagement of SSgA FM is new, there is no historical profitability with regard to its arrangements with the Fund. As a result, this factor was not considered by the Board. The Board noted that the Fund, and not the Investment Adviser, pays fees to SSgA FM directly, but that the Fund is subject to expense limitation arrangements, and therefore a decrease in the overall advisory fees paid by the Fund had the potential to benefit the Investment Adviser. The Board noted that total investment advisory fees for the Fund would not change based on the proposed allocation of the Fund’s assets among sub-advisers at current asset levels and continued to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by SSgA FM and its affiliates as a result of their arrangements with the Fund. The Board concluded that any potential benefits to be derived by SSgA FM included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategy proposed to be implemented by SSgA FM with respect to approximately 17% of the International Equity Fund’s assets, and the Investment Adviser’s assessment that the strategy would improve the Fund’s core exposure and offer the potential for increased returns. The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to peer mutual funds. The Board noted that the proposed investment strategy’s inception date is January 2000 and that it has outperformed its benchmark, the MSCI EAFE Index, in each calendar year since inception.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of SSgA FM. In addition, since January 1, 2006, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which SSgA FM, any parent or subsidiary of SSgA FM or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding SSgA FM. SSgA FM offers a quantitative bottom-up, developed international markets strategy with risk controls similar to the benchmark. The Fund will be managed by a team of portfolio managers, with Alex Lai and Didier Rosenfeld responsible for the day-to-day management of the Fund. Mr. Rosenfeld has more than five years of research and investment management experience with the firm, and Mr. Lai has more than three years of such experience. More information about SSgA FM is provided in Appendix B.

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Comparison of the Management Fees. The management fee paid by the Fund will remain the same as it was prior to the effectiveness of the sub-advisory agreement among the Trust, the Investment Adviser and SSgA FM (the “SSgA FM Agreement”). For the fiscal year ended December 31, 2006, each Class of the Fund paid a management fee of 0.96% of average daily net assets.

Description of the SSgA FM Agreement. The SSgA FM Agreement became effective on September 13, 2007. This description of the SSgA FM Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix D. Except as to compensation and effective date, the terms of the SSgA FM Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Investment Adviser and the Fund’s other sub-advisers, including the previous sub-advisory agreement with Boston Company. The SSgA FM Agreement will continue in effect for an initial term of two years. Thereafter, the SSgA FM Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the SSgA FM Agreement, SSgA FM manages the assets of the Fund that are allocated to it by the Investment Adviser. SSgA FM has discretion pursuant to the SSgA FM Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with the Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although SSgA FM is subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The SSgA FM Agreement recognizes that SSgA FM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide SSgA FM with research, analysis, advice or similar services. The SSgA FM Agreement also provides that SSgA FM will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder with respect to transactions SSgA FM effects on behalf of the Fund, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to SSgA FM’s investments on its behalf and make available to the Board and the Investment Adviser any economic, statistical and investment services that SSgA FM normally makes available to its institutional investors or other customers.

The SSgA FM Agreement does not protect SSgA FM against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the SSgA FM Agreement. The SSgA FM Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Investment Adviser. The SSgA FM Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

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II. Growth Equity Fund: Approval of a New Sub-Advisory Agreement for Marsico Capital Management, LLC

Appointment. At an in-person meeting of the Board held on September 13-14, 2007, the Board approved a new sub-advisory agreement among the Trust, the Investment Adviser and Marsico on behalf of the Growth Equity Fund (the “Marsico Agreement”). The Marsico Agreement was also approved by a majority of the Independent Trustees.

Marsico Capital Management, LLC, responsible for managing a portion of the assets of the Growth Equity Fund, is an indirect, wholly-owned subsidiary of BofA. Tom Marsico and a company he owns have signed a definitive agreement to repurchase the investment management firm from BofA, resulting in a change of control. Effective on the date of the closing of the transaction, Marsico will operate as an autonomous firm and will begin managing the portion of the Growth Equity Fund’s assets previously allocated to the Marsico Capital Management, LLC entity in existence prior to the change of control. The transaction will not change Marsico Capital Management, LLC’s portfolio management, other personnel, investment processes or services provided; however, it may be deemed to result in an assignment of the sub-advisory agreement with Marsico Capital Management, LLC to Marsico. The sub-advisory agreement with Marsico Capital Management, LLC provides for its termination upon assignment. Accordingly, the Board has approved the Marsico Agreement on behalf of the Growth Equity Fund.

At the September 13-14, 2007 meeting, the Board, including a majority of the Independent Trustees, considered the appointment of Marsico as sub-adviser to the Growth Equity Fund, as proposed by the Investment Adviser. The Board reviewed information provided by Marsico Capital Management, LLC in connection with its consideration of the appointment, as well as the proposed Marsico Agreement. The Board reviewed the services proposed and analyzed the factors it deemed relevant, noting that the nature, quality and scope of services to be provided to the Growth Equity Fund, as considered by the Board at the September 13-14, 2007 meeting, would not change as a result of the Acquisition. The Board also considered the proposed compensation for services provided by Marsico as a sub-adviser to the Growth Equity Fund, which would not result in an increase in management fees for the Growth Equity Fund.

The Marsico Agreement is substantially identical to the Growth Equity Fund’s current sub-advisory agreement with Marsico Capital Management, LLC. There are no expected changes to the investment personnel or to the services provided to the Growth Equity Fund as a result of the Acquisition. More information about Marsico Capital Management, LLC can be found in Appendix C.

Comparison of Management Fees. The fees payable to Marsico under the Marsico Agreement are identical to the fees under the current sub-advisory agreement. Furthermore, the management fee paid by the Growth Equity Fund will be the same as the current management fee. For fiscal year ended December 31, 2006, the management fee paid by each Class of the Growth Equity Fund was 0.85% of its average daily net assets.

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Comparison of the Former and New Sub-Advisory Agreements. The current sub-advisory agreement with Marsico Capital Management, LLC (which will remain in effect until the closing of the Acquisition) and the new Marsico Agreement are substantially identical. The description of the Marsico Agreement below also accurately describes the current sub-advisory agreement. In addition, the description of the Marsico Agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix D. There will be no change in the nature or quality of the advisory services provided to the Fund, and there will be no change in the Fund’s management fee.

The Marsico Agreement will become effective on the date of the Acquisition and will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Growth Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees. The Board initially approved the current sub-advisory agreement on September 18, 2003, and the agreement became effective on September 18, 2003. The current sub-advisory agreement was amended and restated as of September 13, 2005 due to a change in the Trust’s name to GuideStone Funds.

Under the Marsico Agreement, Marsico will manage the assets of the Growth Equity Fund that are allocated to it by the Investment Adviser. Marsico has discretion pursuant to the Marsico Agreement to purchase and sell securities for its allocated segment of Growth Equity Fund assets in accordance with the Growth Equity Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although Marsico is subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Marsico Agreement discloses that Marsico may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Marsico with research, analysis, advice or similar services. The Marsico Agreement also provides that Marsico will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act, and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the Fund by Marsico, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to investments on its behalf made by Marsico and make available to the Board and the Investment Adviser any economic, statistical and investment services that Marsico normally makes available to its institutional investors or other customers.

The Marsico Agreement does not protect Marsico against liability to the Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Marsico Agreement. The Marsico Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s investment advisory agreement with the Investment Adviser. The Marsico Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

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III. All Funds: Election of Trustee to the Board of Trustees

GuideStone Financial Resources, as majority shareholder of each Fund, has elected Julie Fry to the Trust’s Board of Trustees, effective August 2, 2007. The Declaration of Trust provides that Ms. Fry will hold office until her resignation, removal or mandatory retirement.

Ms. Fry was nominated on July 26, 2007 by the Nominating Committee of the Board and by the Board to replace a Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”) who resigned as a Trustee of the Trust on August 2, 2007. Her nomination was recommended by GuideStone Financial Resources.

Information about Ms. Fry, including her principal occupation during the past five years, is set forth below.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Julie P. Fry (2/8/56) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2007	Chief Financial Officer, Salmon, Sims, Thomas & Associates, PLLC (formerly Salmon, Beach & Associates, PLLC) 1996 – present.	24	National Charity League, DFW Metroport Chapter - President

Upon effectiveness of the election of Ms. Fry, the Board will be comprised of eight individuals: Barry Dale Hartis and Gerald B. Jones, each of whom is an Interested Trustee; and Michael R. Buster, William Craig George, Ms. Fry, Joseph A. Mack, Franklin Morgan, and James Ray Taylor, each of whom is an Independent Trustee. Mr. Mack serves as Chairman of the Board. During the fiscal year ended December 31, 2006, the Board held five meetings. None of the Trustees attended fewer than 75% of the board meetings held during the previous fiscal year.

Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him or her), as of December 31, 2006.

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Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES

Barry Dale Hartis

$50,001-$100,000 in the Flexible Income Fund

$10,001-$50,000 in the Growth & Income Fund

$10,001-$50,000 in the Capital Opportunities Fund

$10,001-$50,000 in the Low-Duration Bond Fund

$10,001-$50,000 in the Medium-Duration Bond Fund

Over $100,000

Gerald B. Jones	NONE	NONE
DISINTERESTED TRUSTEES

Michael R. Buster

$10,0001-$50,000 in the International Equity Fund

Over $100,000 in the Capital Opportunities Fund

Over $100,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

$1-$10,000 in the Small Cap Equity Fund

Over $100,000 in the Real Estate Securities Fund

Over $100,000

Julie P. Fry	NONE	NONE

William Craig George	NONE	NONE

Joseph A. Mack	$10,001-$50,000 in the Growth and Income Fund $50,001-$100,000 in the Capital Opportunities Fund	$50,001-$100,000

Franklin Morgan	NONE	NONE

James Ray Taylor	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of September 28, 2007.

As of December 31, 2006, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Investment Adviser, the Trust, Sub-Advisers or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser, Sub-Advisers or Distributor.

Compensation. The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax deferred retirement plan sponsored by GuideStone Financial Resources and made available to employees of an educational institution. Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George, Morgan and Ms. Fry. The Nominating Committee has a written charter which sets forth the authority and responsibilities of

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the Nominating Committee. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2006, there was one meeting of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders can submit recommendations in writing to the attention of Rodney R. Miller, Vice President and Secretary of the Fund, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George, Morgan and Ms. Fry. Ms. Fry is the Audit Committee financial expert. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent public accounting firm; (2) review and approve the scope of the independent public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent accounting firm’s certifications; and (4) review with such independent accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2006, there were three meetings of the Audit Committee.

Valuation Committee. The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust, employees of GuideStone Financial Resources and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an adhoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee’s meeting. During the fiscal year ended December 31, 2006, there were four meetings of the Valuation Committee.

10

Shareholder Communications. The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Rodney R. Miller, Vice President and Secretary of the Fund, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201, who will forward such communication to the Trustee(s).

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Investment Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Investment Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2006, the Funds paid $239,321 in brokerage commissions to the following affiliated brokers, each of whom is an affiliate of the sub-adviser directing the transaction: Goldman Sachs and Northern Trust Securities. This amount represented 5% of the Funds’ total brokerage commissions.

By Order of the Board of Trustees,

Rodney R. Miller
Vice President and Secretary

October 31, 2007

11

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Flexible Income Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,023,171.312	55%
Flexible Income Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	6,202,422.541	28%
Flexible Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	1,728,768.574	8%
Growth & Income Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	53,166,741.496	62%
Growth & Income Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	26,142,588.991	30%
Capital Opportunities Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	41,100,072.439	64%
Capital Opportunities Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	17,462,228.455	27%
Global Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	33,511,531.176	61%
Global Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	12,967,869.416	24%
Money Market Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	283,441,030.050	27%
Money Market Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	156,133,338.850	15%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ MED DURATION BOND FUND PO BOX 2190 DALLAS TX 75221-2190	141,435,753.470	14%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ GROWTH EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	97,153,905.320	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ INT’L EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	56,011,494.640	5%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ VALUE EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	49,436,453.900	5%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	18,236,978.605	36%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,503,901.185	30%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	6,328,580.415	12%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	5,253,206.962	10%
Low-Duration Bond Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,403,911.701	5%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	24,580,666.412	31%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	24,344,357.849	31%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,067,230.906	13%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	5,368,440.697	7%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,874,968.711	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,769,482.640	39%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	9,109,104.940	28%
Extended Duration Bond Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,800,005.736	12%
Extended Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,690,641.744	11%
Extended Duration Bond Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,795,524.571	5%
Equity Index Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	7,321,374.619	34%
Equity Index Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	4,309,360.358	20%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,381,231.907	16%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,734,754.286	13%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,200,597.079	10%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,779,800.412	21%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	13,947,814.340	18%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	12,744,737.066	17%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,208,050.462	13%
Value Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	10,023,020.934	13%
Value Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,373,588.697	7%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,912,028.732	21%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	14,908,119.823	20%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	12,870,568.953	17%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,481,468.934	14%
Growth Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	9,514,437.433	13%
Growth Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,015,367.390	7%
Small Cap Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	8,344,696.558	28%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	4,576,480.428	15%
Small Cap Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	4,260,156.073	14%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,683,847.894	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,331,000.120	11%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,957,231.467	10%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,599,470.298	19%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	12,259,992.816	19%
International Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	11,386,162.021	17%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	9,951,231.248	15%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	8,391,419.377	13%
International Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,656,026.580	9%
Real Estate Securities Fund	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,014,923.648	33%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,005,918.990	22%
Real Estate Securities Fund	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,974,393.343	22%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES MY DESTINATION 2015 BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	723,723.495	8%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES MY DESTINATION 2025 BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	516,506.615	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
My Destination 2005 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,645,928.018	55%
My Destination 2005 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,555,013.336	32%
My Destination 2015 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	9,205,870.176	68%
My Destination 2015 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,732,341.499	28%
My Destination 2025 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	5,694,690.820	69%
My Destination 2025 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,073,954.691	25%
My Destination 2035 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,676,785.006	63%
My Destination 2035 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	667,366.351	25%
My Destination 2035 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	189,316.972	7%
My Destination 2045 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	362,708.811	43%
My Destination 2045 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	238,056.893	28%
My Destination 2045 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	188,321.601	22%
Flexible Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	1,422,687.159	97%
Growth & Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,612,782.027	77%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Growth & Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	409,609.007	20%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	784,279.693	64%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	360,676.583	29%
Global Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	1,357,518.485	87%
Global Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	191,803.575	12%
Money Market Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	4,950,924.190	89%
Money Market Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	546,155.420	10%
Low-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	579,493.790	96%
Medium-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,673,831.647	99%
Extended-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,079,523.682	100%
Equity Index Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,062,199.111	95%
Value Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,712,247.245	96%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,037,875.125	96%
Small Cap Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,569,796.293	97%
International Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,510,620.959	96%
My Destination 2005 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	100,134.865	82%
My Destination 2005 GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	21,798.831	18%
My Destination 2015 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,703.888	77%
My Destination 2015 GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	29,040.984	23%
My Destination 2025 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,507.463	62%
My Destination 2025 GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	59,884.345	37%
My Destination 2035 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,409.543	83%
My Destination 2035 GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	19,706.802	17%
My Destination 2045 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,741.509	87%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
My Destination 2045 GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	14,974.588	13%
Flexible Income Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,404,474.708	85%
Flexible Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	859,072.035	13%
Growth & Income Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	19,711,062.035	68%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	3,867,723.884	13%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES EMPLOYER ASSET PLAN PO BOX 2190 DALLAS TX 75221-2190	3,620,800.865	13%
Capital Opportunities Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	15,874,262.640	88%
Capital Opportunities Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	1,410,885.766	8%
Global Equity Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	10,636,929.692	84%
Global Equity Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	1,925,461.258	15%
Money Market Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	81,853,865.540	73%
Money Market Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	6,182,851.490	6%
Money Market Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES EMPLOYER ASSET PLAN PO BOX 2190 DALLAS TX 75221-2190	5,723,555.120	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	5,685,127.140	39%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	5,550,574.194	38%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	2,029,079.687	14%
Low-Duration Bond Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,009,293.029	7%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	10,054,998.145	59%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	3,602,180.590	21%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,813,295.366	11%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	963,356.718	6%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,376,119.559	50%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,932,625.233	22%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,548,472.964	18%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	510,264.053	6%
Equity Index Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,326,177.861	46%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	1,132,519.048	16%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,058,878.553	15%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	974,203.297	14%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	5,379,800.183	26%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	5,022,584.671	24%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,601,453.513	22%
Value Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,607,788.531	17%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,438,078.163	7%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	4,845,053.249	26%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	4,530,304.997	24%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,222,861.042	22%
Growth Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,812,151.642	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 28, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,693,832.671	41%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	1,243,492.015	19%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,157,153.022	18%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	1,062,444.105	16%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	2,849,320.059	18%
International Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,738,148.705	18%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	2,673,321.680	17%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	2,580,159.642	17%
International Equity Fund GS2 Class	GEORGIA BAPTIST FOUNDATION INC 6405 SUGARLOAF PKWY DULUTH GA 30097-4092	1,464,709.839	9%
International Equity Fund GS2 Class	NORTHERN TRUST CO CUST FBO CHURCH OF THE NAZARENE PENSION PO BOX 92956 CHICAGO IL 60675-2956	1,111,262.310	7%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	807,905.785	5%

APPENDIX B

MORE INFORMATION ABOUT SSGA FM

SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111-2900 and manages assets for defined contribution and benefit plans, investment companies and other institutional investors. SSgA FM is a wholly-owned subsidiary of State Street Corporation.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors and general partners of SSgA FM:

Name	Position(s) with SSgA FM/Principal Occupations
James E. Ross	President of SSgA FM and Senior Managing Director of State Street Global Advisors, a division of State Street Bank and Trust Company (“SSgA”)

Peter Leahy	Director of SSgA FM, an Executive Vice President of State Street Corporation and Chief Product Officer and Senior Managing Director of SSgA

Mitchell Shames	Director of SSgA FM; Senior Managing Director and General Counsel of SSgA

Thomas Kelly	Treasurer, SSgA FM; Senior Managing Director of SSgA

Beverly J. DeWitt	Chief Compliance Officer of SSgA FM, as of August 15, 2007, and Senior Managing Director of Administration of SSgA and SSgA FM. Prior to joining the firm in 2005, she was with IXIS Asset Management North America, L.P. and served as Senior Vice President, Senior Compliance Officer and Counsel from 2003 to 2005; Vice President, Senior Compliance Officer and Counsel from 2002 to 2003; and Vice President and Counsel from 1997 to 2002.

Mark Duggan	Chief Legal Officer, SSgA FM; Senior Managing Director and Deputy General Counsel at SSgA

The business address of each person listed above is One Lincoln Street, Boston, Massachusetts, 02111-2900.

B-1

SSgA FM does not currently serve as investment adviser or sub-adviser to investment companies with investment objectives similar to the International Equity Fund. SSgA FM manages accounts only for registered investment companies. However, an affiliate of SSgA FM, SSgA, manages the below strategy with investment objectives similar to the International Equity Fund.

Comparable Account or Fund	Annual Investment Advisory Fee
Standard Commingled Fund*	0.80% on the first $25,000,000
0.70% on the next $25,000,000
0.55% on the next $50,000,000
0.45% thereafter

Commingled Minimum Annual Fee: $10,000

Standard Separate Account*	0.80% on the first $25,000,000
0.70% on the next $25,000,000
0.55% on the next $50,000,000
0.45% thereafter

Separate Account Minimum Annual Fee: $150,000

*	The SSgA International Alpha Select Strategy had approximately $5,146.0 million in net assets as of June 30, 2007.

B-2

APPENDIX C

MORE INFORMATION ABOUT MARSICO CAPITAL MANAGEMENT, LLC1

Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1600, Denver, Colorado, 80202-5824 and follows a disciplined approach that combines both top-down macroeconomic analysis and bottom-up stock selection. Marsico Capital Management, LLC is currently a wholly-owned subsidiary of BofA.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of Marsico Capital Management, LLC:

Name	Position(s) with Marsico Capital Management, LLC /Principal Occupations
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer of Adviser

Christopher J. Marsico	President of Adviser

Mary L. Watson	Executive Vice President and Chief Operations Officer of Adviser

Steven R. Carlson	Executive Vice President and Chief Compliance Officer of Adviser since 2004; Executive Vice President, Chief Financial Officer, and Treasurer of Adviser from 2003 to 2007; and Vice President/Finance and Operations, Marsico Enterprises, LLC from 2000 to 2003

Thomas M. J. Kerwin	Executive Vice President and Director of Marketing and Client Services of Adviser

Kenneth M. Johnson	Executive Vice President and Director of Marketing and Client Services of Adviser

James G. Gendelman	Senior Research Analyst and Portfolio Manager of Adviser

Corydon J. Gilchrist	Senior Research Analyst and Portfolio Manager of Adviser since 2003; Senior Research Analyst of Adviser from 2000 to 2003

[1]

Marsico Capital Management, LLC is the entity in existence prior to the transaction that will effect the change of control which is expected during the fourth quarter of 2007. Marsico is the independent investment management firm that will exist after the Acquisition, and there are no expected changes to the investment personnel or to the services provided to the Growth Equity Fund as a result of the Acquisition.

Name	Position(s) with Marsico Capital Management, LLC /Principal Occupations
A. Douglas Rao	Senior Research Analyst and Portfolio Manager of Adviser since 2007; Senior Research Analyst of Adviser from 2005 to 2007; and Senior Vice President and Analyst, Trust Company of the West from 2000 to 2005

Neil L. Gloude, CPA	Executive Vice President, Chief Financial Officer and Treasurer of Adviser since 2007; and Partner, PricewaterhouseCoopers LLP from 2001 to 2007

The business address of each person listed above is 1200 17th Street, Suite 1600, Denver, Colorado, 80202-5824.

Marsico Capital Management, LLC also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Growth Equity Fund, at the fee rates set forth below.

Comparable Funds as a Sub-Adviser	Approximate Net Assets as of June 30, 2007 (in millions)		Annual Investment Advisory Fee**
Fund A	$615.4		0.40%
Fund B	$340.0
Fund C	$4,892.5		0.40% on first $1.5 billion
Fund D	$19.1	*	0.35% on all assets >$1.5 billion
Fund E	$62.7	*
Fund F	$68.3	*
Fund G	$230.3	*
Fund H	$152.5	*
Fund I	$164.9	*
Fund J	$187.1	*	0.325% on first $500 million
Fund K	$440.8	*	0.275% on assets>$500 million – $750 million
			0.225% on assets >$750 million
Fund L	$914.4		0.45% on first $500 million
			0.40% on next $1 billion
			0.35% on assets >$1.5 billion
Fund M	$150.2		0.40%

Comparable Funds as a Sub-Adviser	Approximate Net Assets as of June 30, 2007 (in millions)		Annual Investment Advisory Fee**
Fund N	$6,263.2		0.45%
Fund O	$771.9
Fund P	$437.8	*	0.50% on first $300 million
			0.45% on assets >$300 million – $400 million
			0.40% on assets > $400 million
Fund Q	$339.5	*	0.35%
Fund R	$1,250.2

*	Denotes multi-manager fund. Assets reflect the Marsico Capital Management, LLC-managed portion only.

**	A principal investment manager other than Marsico Capital Management, LLC typically charges management fees to these mutual funds that include both sub-advisory fees paid to Marsico Capital Management, LLC and additional management fees paid to the principal investment manager.

Comparable Fund as an Investment Adviser*	Approximate Net Assets as of June 30, 2007 (in millions)	Annual Investment Advisory Fee*
The Marsico Growth	$2,855.2	0.85% on first $3 billion
Fund		0.75% on assets >$3 billion

*	The Marsico Growth Fund is Marsico Capital Management, LLC’s proprietary mutual fund. The services that Marsico Capital Management, LLC provides to this fund as manager and investment adviser are much broader in scope than the services that Marsico Capital Management, LLC provides as an investment sub-adviser to other funds.

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                     , a registered investment advisor organized under the laws of the State of                      (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                      (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Patricia A. Weiland. All notices provided to the Sub-Adviser will be sent to the attention of                     .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                     .2

GUIDESTONE FUNDS – 2401 Cedar Springs Road Dallas, Texas 75201
Attest:
By:			By:
	Name:	Rodney R. Miller		Name:	John R. Jones
	Title:	Vice President and Secretary		Title:	President

GUIDESTONE CAPITAL MANAGEMENT 2401 Cedar Springs Road Dallas, Texas 75201
Attest:
By:			By:
	Name:	Patricia A. Weiland		Name:	Rodric E. Cummins
	Title:	Senior Vice President and Chief Operating Officer		Title:	Senior Vice President and Chief Investment Officer

SUB-ADVISER
Attest:
By:			By:
	Name:			Name:
	Title:			Title:

[2]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.

2.	Report showing the derivative holdings.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.

2.	Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.

4.	All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.	Attribution analysis report.

7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.	Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.	SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rouge trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.

3.	Current code of ethics and Rule 17j-1 certification paragraph.

4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.	Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.	Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.

5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.	Meet with GuideStone Capital Management at least twice annually for a formal Fund Account review – once in GuideStone Capital Management’s office and once in the Sub-Adviser’s office.

7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.

9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                     , (“Sub-Adviser”) relating to the                      (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

John R. Jones	President	_____________

Rodney R. Miller	Vice President and Secretary	_____________

Jeffrey P. Billinger	Vice President and Treasurer	_____________

Rodric E. Cummins	Senior Vice President and Chief Investment Officer	_____________

Matt L. Peden	Vice President and Investment Officer	_____________

Patricia A. Weiland	Senior Vice President and Chief Operating Officer	_____________

Arthur Merritt	Chief Compliance Officer	_____________